SIGNIFICANT ACCOUNTING JUDGMENTS, ESTIMATES AND ASSUMPTIONS	12 Months Ended
Dec. 31, 2017
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SIGNIFICANT ACCOUNTING JUDGMENTS, ESTIMATES AND ASSUMPTIONS

4 SIGNIFICANT ACCOUNTING JUDGMENTS, ESTIMATES AND ASSUMPTIONS

At each reporting date, the Company makes estimates with respect to the impact of past events on the future resulting in a number of accounting estimates.

Convertible bond

For the Company’s convertible bond, the significant judgment relates to the determination of the fair value of the embedded, not-closely-related, share conversion derivative, which also includes the early redemption optionality, both at inception and subsequently at each reporting date.

The measurement approach taken for the fair value of the embedded derivative is based on the difference between the fair value of the total convertible bond as a whole and the fair value of the host debt (non-prepayable non-convertible debt).

An estimate of the fair value of the convertible bond is obtained from a reputable data provider. At inception and subsequently, this fair value was based on indicative (i.e. non-executable) quotes provided by market participants resulting in indicative prices that were given a high reliability score by the data provider.

The estimate of the fair value of the host debt was based on credit spread data for debt issued by comparable companies, provided by a third party.

The embedded derivative amounts to €66.5 million at closing 2017 (2016: €19.8 million; 2015: €54.1 million).

Consequently, the fair value of the combined embedded derivative thus obtained is a “level 3” fair value measurement according to the fair value hierarchy of IFRS 13 Fair Value Measurement. Disclosures on this level

3 fair value measurement, including a sensitivity analysis for reasonably possible changes in assumptions are provided in Note 5.